Exhibit 10.38

                        AMENDMENT TO EMPLOYMENT AGREEMENT


          This AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT is entered into the 29th day of May, 2009, between Conseco Services, LLC (the "Company") and Matthew J. Zimpfer ("Executive").

                                    Recitals
                                    --------

          A. The Company and Executive entered into an Amended and Restated Employment Agreement dated as of June 11, 2008 (the "Agreement").

          B. The Company and Executive desire to further amend the Agreement to extend its Term (as defined in the Agreement) and to make the other changes set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged:

          1. Section 2 of the Agreement is hereby amended solely to change the ending date of the Term from June 30, 2009 to June 30, 2011. All other provisions of Section 2 of the Agreement shall remain unchanged.

          2. Section 5(b) of the Agreement is hereby amended solely to change "2009 bonus" in the penultimate sentence to "2011 bonus." All other provisions of Section 5(b) of the Agreement shall remain unchanged.

          3. All provisions of the Agreement not amended hereby shall remain in full force and effect.


          IN WITNESS WHEREOF, the parties have executed this Amendment to Employment Agreement as of the date first above written.


                                   CONSECO SERVICES, LLC

                                   By: /s/ Edward J. Bonach
                                      ------------------------------------

                                   Printed: Edward J. Bonach
                                           -------------------------------

                                   Title: President
                                         ---------------------------------

                                    /s/ Matthew J. Zimpfer
                                   ---------------------------------------
                                    Matthew J. Zimpfer